                                                                  EXHIBIT 10.35



                                 ADDENDUM NO. 3

        This is an addendum ("Addendum No. 3") dated January 27, 1997 to that certain Standard Industrial/Multi-Tenant Lease Form dated October 22, 1989 for the premises known as 3233 INVESTMENT BOULEVARD, HAYWARD, CALIFORNIA by and between SUNLIFE ASSURANCE COMPANY OF CANADA ("Lessor) and CHOLESTECH CORPORATION, A CALIFORNIA CORPORATION ("Lessee").

                                    RECITALS

        WHEREAS, Lessor and Lessee are parties to a lease dated October 22, 1989, for the premises known as 3233 Investment Boulevard, Hayward, California (the "Lease"), hereinafter referred to as 3347 Investment Boulevard, Hayward, California;

        WHEREAS, the term of the lease expires March 31, 1996, and was subsequently amended due to construction delays to commence July 25, 1990 and expire on July 24, 1996.

        WHEREAS, Lessor and Lessee agreed to modify the existing lease agreement to extend this lease for a period of five (5) years beginning April 1, 1995 and ending March 31, 2000.

        WHEREAS, Lessor and Lessee desire to amend the lease in accordance with the terms and conditions hereafter set forth.

        61. EXPANSION OF PREMISES:

        Lessee shall expand the Premises by 10,317 square feet (expansion), for a total of 40,317 square feet under lease. Lessee shall lease expansion space in its "as-is" condition.

        62. TENANT IMPROVEMENTS:

        The Landlord and Tenant agree that the building, to be furnished in its "as-is" condition by Landlord without charge to Tenant hereunder, shall consist of a concrete floor; concrete tilt-up exterior walls, unpainted and uninsulated; a roof, uninsulated; and existing sprinklers shall be operational in accordance with code. Acceptance by Tenant of such "as-is" condition relieves Landlord of any further responsibility of any kind or character for improvement of the Premises.

        Lessee, at Lessee's sole cost and expense shall be responsible for the construction of the tenant improvements which shall be based substantially upon the preliminary floor plan shown on Exhibit "B".

        Lessee shall undertake and diligently complete the tenant improvements in accordance with plans and specifications to be mutually approved by Landlord and Tenant. Lessee's work shall conform to all applicable governmental codes, laws and regulations in force at the time such work is completed.


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                63. LEASE RATE:


                    MONTHS (EXISTING PREMISES)                     PER MONTH/NNN*
                    ----------------------------------             ----------------------------------
                    April 1, 1995 - September 30, 1997             $16,200.00 ($0.54/square foot NNN)
                    October 1, 1997 - March 31, 2000               $17,100.00 ($0.57/square foot NNN)

        In addition to the rate schedule listed above, Lessee shall pay the following rental rent for the expansion premises.

                    MONTHS (EXPANSION PREMISES)                    PER MONTH/NNN
                    ----------------------------------             ----------------------------------
                    April 1, 1997 - March 31, 1998                 $2,400.00 ($0.232/square foot NNN)
                    April 1, 1998 - March 31, 1999                 $3,000.00 ($0.29/square foot NNN)
                    April 1, 1999 - March 31, 2000                 $3,500.00 ($0.34/square foot NNN)

        (*For clarification purposes, NNN expenses are currently $0.16 per square foot, as of March 1997.)

        64. EXPANSION PREMISES OCCUPANCY AND RENT COMMENCEMENT:

        Occupancy of the expansion premises and commencement of rent shall be April 1, 1997.

        65. PRO RATA SHARE:

        Lessee's pro rata share shall be 60.0993 percent of the Eden Landing Corporate Center.



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        Except as expressly modified hereby, all other terms and conditions of said lease, dated October 22, 1989 and subsequent amendment stated in Addendum No. 2 dated March 17, 1995, shall remain in full force and effect throughout the extended term thereof.

LESSOR:                                     Sunlife Assurance Company of Canada


                                            By: /s/ George M. Collins
                                               --------------------------------

                                            Title:  for President
                                                  -----------------------------

                                            Date:  3/25/97
                                                 ------------------------------


                                            By:  (signature illegible)
                                               --------------------------------

                                            Title:  for Secretary
                                                  -----------------------------

                                            Date:  3/25/97
                                                 ------------------------------



LESSEE:                                     CHOLESTECH CORPORATION,
                                            A CALIFORNIA CORPORATION

                                            By:  /s/ Steven L. Barbato
                                               --------------------------------
                                            Title:  V.P. Manufacturing
                                                  -----------------------------
                                            Date:  3/19/97
                                                 ------------------------------





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